January 7, 2009

Mr. Ferdinando Petrucci
Via Stazione, 133A
Arce [Frosinone], Italy

New Generation BIOFUELS
Advanced Renewable Technology

1000 Primera Boulevard
Suite 3130
Lake Mary, FL 32746

(321) 363-5100 tel
(321) 257-1794 fax

David A. Gillespie
President and Chief Executive Offi

Re: Amendment No.7 ("Amendment 7") to the Exclusive License Agreement dated March 20, 2006 and as amended on September 11, 2006, December 13, 2006, November 3, 2007, November 9, 2007, February 20, 2008, and March 23, 2008 between Ferdinando Petrucci and New Generation Biofuels, Inc (formerly H2Diesel, Inc. ("NGB"), (as amended, the "License Agreement")

Dear Mr. Petrucci:

Please acknowledge your agreement that the License Agreement is further amended as follows, by executing this Amendment No. 7 to the License Agreement in the space provided below:

> The $1,000,000 payment due on February 20, 2009 is cancelled. The company will issue 925,000 shares of its common stock to Mr. Petrucci on the effective date of this amendment.

Very truly yours,
New Generation Biofuels, Inc

David A Gillespie
President

Acknowledged and agreed to this 9 day of January, 2009:

Ferdinando Petrucci